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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       ________________________________

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 22, 1999

                        Saxon Asset Securities Company
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               (Exact name of registrant as specified in charter)


         Virginia                       34-0-20552               54-1810895
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

                   4880 Cox Road, Glen Allen, Virginia 23060
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              (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (804) 967-7400
                                                          --------------

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        (Former name or former address, if changed since last report.)
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Item 1.  Changes in Control of Registrant.  Not Applicable.
Item 2.  Acquisition or Disposition of Assets.  Not Applicable.
Item 3.  Bankruptcy or Receivership.  Not Applicable.
Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.
Item 5.  Other Events.

               On November 17, 1999, the Registrant entered into an underwriting agreement with Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to which the Underwriter agreed to purchase and offer for sale to the public, the Registrant's Mortgage Loan Asset Backed Certificates, Series 1999-4, Class AV-1, Class MV-1, Class MV-2, and Class BV-1 Certificates (collectively, the "Underwritten Certificates"). The Underwritten Certificates are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-87351), and are offered pursuant to a Prospectus dated November 19, 1999, and a Prospectus Supplement dated November 19, 1999, to be filed with the Securities and Exchange Commission pursuant to Registration No. 333-87351.

               In connection with the offering of the Underwritten Certificates, the Underwriter has prepared and disseminated to potential purchasers certain "Computational Materials," as such term is defined in the No-Action response letter to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994). The Computational Materials furnished to certain prospective investors by the Underwriter are filed herewith as Exhibit 99.1.

Item 6.  Resignations of Registrant's Directors.  Not Applicable.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. Not Applicable.
Item 8.  Change in Fiscal Year.  Not Applicable.

Exhibits
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99.1      Copy of "Computational Materials" as provided by Morgan Stanley & Co.
          Incorporated.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SAXON ASSET SECURITIES COMPANY


                                        By:   /s/ Bradley D. Adams
                                              --------------------
                                              Bradley D. Adams, Vice President

November 22, 1999
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                               INDEX TO EXHIBITS
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                                                                            Page
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99.1  Copy of Computational Materials as provided by Morgan Stanley & Co.
      Incorporated